UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

zSpace, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-42431	35-2284050
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

226 Airport Parkway San Jose, California	95110
(Address of Principal Executive Offices)	(zip code)

(408) 498-4050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZSPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Transfer of Listing.

On September 15, 2026, zSpace, Inc. (the “Company”) provided written notice to The Nasdaq Stock Market LLC (“Nasdaq”), in accordance with Nasdaq Listing Rule 5840(j), of the Company’s intention to voluntarily withdraw its common stock, par value $0.00001 per share (the “Common Stock”), from listing on The Nasdaq Capital Market and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 25, Notification of Removal from Listing and/or Registration, with the U.S. Securities and Exchange Commission (the “SEC”) on or about September 25, 2026.

The determination to withdraw the Common Stock from listing and registration was authorized by the Company’s board of directors (the “Board”) on September 9, 2026. In reaching its determination, the Board considered a number of factors, including: that trading in the Common Stock on Nasdaq has been suspended since April 28, 2026, and that the Company’s appeal of Nasdaq’s delisting determination has concluded; that Nasdaq has not yet filed a Form 25 to complete the removal of the Common Stock from listing and registration, and that a voluntary filing by the Company would provide certainty as to the timing of the delisting and deregistration process; the substantial direct and indirect costs of maintaining the registration of the Common Stock and complying with the reporting and related requirements of the Exchange Act; the limited benefits to the Company and its stockholders of continued listing and registration in light of the trading suspension; and the demands that continued compliance places on management’s time and the Company’s resources.

As previously disclosed, on April 21, 2026, the Company received a determination from the Listing Qualifications Department of Nasdaq to delist the Common Stock, and trading in the Common Stock on Nasdaq has been suspended since April 28, 2026. On August 6, 2026, a Nasdaq Hearings Panel denied the Company’s appeal of that determination, and the period to request review of the Panel’s decision by the Nasdaq Listing and Hearing Review Council expired on August 21, 2026.

Item 7.01.	Regulation FD Disclosure.

In accordance with Rule 12d2-2(c) under the Exchange Act, on September 15, 2026 the Company issued a press release announcing its intention to withdraw the Common Stock from listing and registration and posted notice of that intention on the Company’s website at investor.zspace.com. A copy of the press release issued by the Company on September 15, 2026, announcing its intention to withdraw the Common Stock from listing and registration is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K. The Company expects that the delisting of the Common Stock will become effective ten days after the filing of the Form 25, on or about October 5, 2026, and that the registration of the Common Stock under Section 12(b) of the Exchange Act will terminate 90 days after the filing of the Form 25, on or about December 24, 2026.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing and effects of the Form 25 filing and the delisting and deregistration of the Company’s Common Stock. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the timing of regulatory processes and the actions of third parties, including Nasdaq and the SEC and other factors discussed in the “Risk Factors” section of the Company’s filings with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release dated September 15, 2026 entitled “zSpace, Inc. Announces Intention to Voluntarily Delist from Nasdaq and Deregister Its Common Stock with the SEC”

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2026	zSpace, Inc.

	By:	/s/ Erick DeOliveira
Erick DeOliveira
Chief Financial Officer